Exhibit 99.1

2020 VISION Q1 2020 INVESTOR PRESENTATION

Page: 2 SAFE HARBOR Certain statements contained in this press release (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof are intended to identify certain of such forward-looking statements, which speak only as of the dates on which they were made, although not all forward-looking statements contain such words. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include the completion of 1031 exchange transactions, the availability of investment properties that meet the Company’s investment goals and criteria, the modification of terms of certain agreements pertaining to the acquisition of income producing assets, uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales, and the impact of the COVID-19 pandemic on the Company’s business and the business of its tenants, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. ENDNOTE REFERENCES (A) THROUGH (I) USED THROUGHOUT THIS PRESENTATION ARE FOUND ON SLIDE 18 CORPORATE NAME CHANGE TO “CTO REALTY GROWTH” IS SUBJECT TO SHAREHOLDER APPROVAL FORWARD LOOKING STATEMENTS

FIDELITY, ALBUQUERQUE NM 210,067 SF WELLS FARGO, RALEIGH NC 450,393 SF RESTON METRO CENTER II, RESTON, VA 64,319 SF THE STRAND, JACKSONVILLE FL 212,402 SF 12 INCOME PROPERTIES 2.3M AS OF APRIL 28, 2020 (UNLESS OTHERWISE NOTED) $37.5M $25mm 35 $198mm $323mm $521mm STATES SQUARE FEET ANNUALIZED NOI INVESTMENT IN ALPINE INCOME PROPERTY TRUST, INC. (Based on $12.31 stock price)(1) EQUITY MARKET CAP(2) DEBT (FACE VALUE) TOTAL ENTERPRISE VALUE(3) Q1 2020 LOSS PER SHARE ($2.60) $57.72 Q1 2020 BOOK VALUE PER SHARE $25mm LOANS (Face Value) Page: 3 CTO BY THE NUMBERS Reflects 3/31/2020 closing stock price. Reflects 4.7mm outstanding shares and 4/28/2020 closing price of $42.09 Does not reflect net debt. $33mm Cash including 1031 restricted cash We are a Total Return Real Estate Company

STRATEGIC FOCUS Page: 4 INCREASING LIQUIDITY RECYCLING CAPITAL $33 million of cash(1) Creating additional liquidity: Targeting dispositions of $25 - $35 million (low cap rate single-tenant) Evaluating monetization of $25 million loan portfolio Harvesting single-tenant assets into higher yielding multi-tenant assets Seeking opportunistic investments in multi-tenant retail and office assets RETURNING CAPITAL TO SHAREHOLDERS Repurchasing CTO’s common equity and debt Repurchased nearly $9 million of common stock and convertible notes during Q1 2020 Q1 2020 dividend of $0.25 per share a 50% increase over Q4 2019 22.5% Ownership in Publicly Traded Single-Tenant Net Lease REIT Dividend income Invested in Growth oriented REIT 5-Year Management Contract Management fee income MANAGING ALPINE INCOME PROPERTY TRUST (NYSE: PINE) Includes 1031 restricted cash Focused on Liquidity and Cash Flows

Page: 5 Open Modified(2) Deferred Closed Paid In Discussion Operational Status of Tenants(1) Status of April Rent Collection(1) IMPACT OF COVID-19 Deferral arrangements generally defer 2nd quarter rent with payment into late 2020 / early 2021 Current negotiations seeking similar deferral structure or obtaining more term on lease, improve other terms Based on April 2020 contractual base rent. Modified Status: limited service and hours. 33% 33% 34% 63% 9% 28%

Operating Income Book Value/Share Earnings Per Share 650Ksf Annual Results : 2015 – Q1 2020 HISTORICAL PERFORMANCE Page: 6 Total Revenues Delivering Results and Cash Flow $25,199 $31,415 $38,651 $43,658 $44,941 $12,838 $- $20,000 $40,000 $60,000 2015 2016 2017 2018 2019 Q1 2020 ($7.50) ($2.50) $2.50 $7.50 $12.50 $17.50 $22.50 2015 2016 2017 2018 2019 Q1 2020 $1.44 $2.86 $7.53 $6.76 $23.03 ($2.60) $12,086 $16,001 $7,745 $31,385 $34,199 $289 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2015 2016 2017 2018 2019 Q1 2020 $22.81 $25.97 $32.98 $38.95 $59.83 $57.72 ($5.00) $5.00 $15.00 $25.00 $35.00 $45.00 $55.00 $65.00 2015 2016 2017 2018 2019 Q1 2020

650Ksf 100%+ INCREASE in cash flow per share projected for FY 2020 ASSUMING NO SIGNIFICANT CHANGE TO OTHER ELEMENTS Actual 2018 Actual 2019 Projected 2020 Income Property NOI (B) $28,207 $30,903 $37,500 Interest Income from Loan Investments 616 1,829 2,800 Management Fee Income - 305 2,800 Alpine Dividend Income - - 1,600 Golf & Other Cash Flows(2) (178) (415) - Recurring Cash Inflows $28,645 $32,622 $44,700 General & Administrative Expense(3) ($6,519) ($6,668) Shareholder and Other Matters(4) (1,343) (462) Interest Paid (8,419) (10,782) Income Taxes (Paid)/Refunded (116) (1,713) Cash Outflows ($16,397) ($19,625) ($20,000) Net Cash Flows(1) $12,248 $12,997 $24,700 Cash Flow per share $2.23 $2.60 $5.25 Excludes capital expenditures and share buybacks. Includes Oil lease payments & royalties less applicable property taxes. Excludes non-cash stock compensation and Shareholder/Wintergreen Costs. Shareholder/Wintergreen costs include investigating baseless/meritless allegations, proxy contest (‘18) and other shareholder matters. Page: 7 STRONG CASH FLOW GROWTH(1)(H) For the Fiscal Years-Ended ASSUMING NO SIGNIFICANT CHANGE TO OTHER ELEMENTS Generating Significant Cash Flows

Page: 8 LEVERAGE SUMMARY Debt Overview AS OF 3/31/2020 (UNLESS OTHERWISE NOTED) Amount outstanding, at face value. As of 4/28/2020. Attractive Rates – Significantly Unsecured Variable Rate , 31% Fixed Rate , 69% Unsecured 83% Secured 17% Amount Outstanding (1) Rate Maturity in Years Credit Facility - Variable Rate $98.85 2.61% 3.2 Credit Facility - Fixed with Swap 100.00 2.38% 3.2 Convertible 2025 Notes 70.00 3.88% 5.1 CMBS Loan 30.00 4.33% 14.6 Mortgage Loan 23.71 3.17% 1.0 Total $322.56 3.01% 4.5 Total Unrestricted Cash + 1031 Restricted Cash (2) 33.00 Net Debt $289.56

Total Square Feet(2) States ≈2.3 12 Total Properties Annualized NOI(1)(C) 35 $37.5 Stronger Markets – Stronger Tenants – Stronger Demographics Geographic Diversity Portfolio Mix (1) $ in millions (2) Square feet in millions INCOME PROPERTY PORTFOLIO Page: 9 AS OF 4/28/2020 (UNLESS OTHERWISE NOTED) FL 28% AZ 14% GA 14% TX 10% NC 9% NM 9% VA 7% Other 8% 25% 72% 3% Office Retail Hotel 52% 48% Single-Tenant Multi-Tenant

Page: 10 Illustrative MULTI-TENANT RETAIL ACQUIRED FEBRUARY 2020 PERIMETER PLACE – ATLANTA, GA Acquisition Price $75.4mm Q1 2020 ACQUISTION

Page: 11 Illustrative TOP 10 NOI PROPERTY PERIMETER PLACE – ATLANTA, GA Strengths Situated in an area of intensive and complementary development 1.4mm SF of new office space under construction; 700 new luxury apartments Strong demographics; educated and affluent customer base within a 3-mile radius: Average household income: $124,624; 64% have a Bachelor’s degree or higher High barriers to entry; infill location Infill 24-acre site in the Perimeter submarket shadow anchored by a Super Target Opportunities Rebranding and updated tenant merchandising mix Fresh marketing and branding Minimal capital needed – fresh paint; upgrade landscaping & signage, etc. Below market rents on short term leases on approximately 15% of square feet: Health & Fitness tenants below $5psf rents Restaurant tenants below $20psf rents Lease up of 20% vacancy at current market rates Purchase Price $75.4mm Square Feet 260,000 Occupancy 78% Year Built 2005 Investment Overview

Page: 12 Illustrative CROSSROADS TOWNE CENTER – CHANDLER, AZ MULTI-TENANT RETAIL ACQUIRED JANUARY 2020 Acquisition Price $61.8mm Q1 2020 ACQUISTION

650Ksf FY 2020 Guidance Year to Date Acquisition of Income-Producing Assets $160mm - $210mm $137mm Target Investment Yield (Initial Yield – Unlevered) 6.25% - 7.25% 7.8% Disposition of Income Properties $40mm - $60 mm $15mm Target Disposition Yield 6.50% - 7.50% 4.50% Leverage Target (as % of Total Enterprise Value)(1) 40% - 50% 59% Deploying Capital - Growing Cash Flows Page: 13 FY 2020 Guidance AS OF APRIL 28, 2020 (UNLESS OTHERWISE NOTED) Enterprise value reflects debt net of cash.

Page: 14 Illustrative Diverse Portfolio of Tenants – Strong Markets Property & Tenant/Anchor Location 1 Perimeter Place Atlanta, GA 2 The Strand Jacksonville, FL 3 Crossroads Town Center Phoenix, AZ 4 Fidelity Office Albuquerque, NM 5 Wells Fargo Office Raleigh, NC TOP 5 ASSETS BY NOI(B)

Page: 15 INCOME PROPERTY PORTFOLIO Anchor Tenancy Tenant/Building Location Property Type Asset Type Occupancy Rentable Square Feet % of NOI Perimeter Place Atlanta, GA Retail Multi-tenant 78.3% 268,572 13.9% Crossroads Town Center Phoenix, AZ Retail Multi-tenant 99.8% 254,109 13.2% The Strand Jacksonville, FL Retail Multi-tenant 91.3% 212,402 12.9% Fidelity Albuquerque, NM Office STNL 100.0% 210,067 9.2% Wells Fargo Raleigh, NC Office STNL 100.0% 450,393 7.4% 245 Riverside Ave Jacksonville, FL Office Multi-tenant 92.0% 136,856 5.6% 24 Hour Fitness Falls Church, VA Retail STNL 100.0% 46,000 3.7% AG Hill Aspen, CO Retail STNL 100.0% 19,596 3.5% General Dynamics Reston, VA Office STNL 100.0% 64,319 3.1% Carpenter Hotel Ground Lease Austin, TX Hotel STNL 100.0% N/A 2.5% Lowe's Katy, TX Retail STNL 100.0% 131,644 2.5%

Page: 16 INCOME PROPERTY PORTFOLIO Anchor Tenancy Tenant/Building Location Property Type Asset Type Occupancy Rentable Square Feet % of NOI Burlington North Richland Hills, TX Retail STNL 100.0% 70,891 2.2% Harris Teeter Charlotte, NC Retail STNL 100.0% 45,089 2.0% Landshark Bar & Grill Daytona Beach, FL Retail STNL 100.0% 6,264 1.9% Rite Aid Renton, WA Retail STNL 100.0% 16,280 1.5% Westcliff Shopping Center Ft. Worth, TX Retail Multi-tenant 100.0% 136,185 1.3% Party City Oceanside, NY Retail STNL 100.0% 15,500 1.3% Big Lots Germantown, MD Retail STNL 100.0% 25,589 1.0% Big Lots Glendale, AZ Retail STNL 100.0% 34,512 1.0% Chuys Jacksonville, FL Retail STNL 100.0% 7,950 1.0% Wawa Jacksonville, FL Retail STNL 100.0% 6,267 0.9% Walgreens Clermont, FL Retail STNL 100.0% 13,650 0.9% Firebirds Jacksonville, FL Retail STNL 100.0% 6,948 0.8%

Page: 17 INCOME PROPERTY PORTFOLIO Anchor Tenancy Tenant/Building Location Property Type Asset Type Occupancy Rentable Square Feet % of NOI Bank of America Monterey, CA Retail STNL 100.0% 32,692 0.8% Staples Sarasota, FL Retail STNL 100.0% 18,120 0.8% Wawa Daytona Beach, FL Retail STNL 100.0% Under Development 0.8% Chase Jacksonville, FL Retail STNL 100.0% 3,614 0.7% Crabby's Oceanside Daytona Beach, FL Retail STNL 100.0% 5,780 0.7% Outback Austin, TX Retail STNL 100.0% 6,176 0.5% Carrabas Austin, TX Retail STNL 100.0% 6,528 0.4% Moes Jacksonville, FL Retail STNL 100.0% 3,111 0.4% PDQ Jacksonville, FL Retail STNL 100.0% 3,366 0.4% Fuzzy's/World of Beer Brandon, FL Retail Multi-tenant 100.0% 6,715 0.4% Macaroni Grill Arlington, TX Retail STNL 100.0% 8,123 0.4% 7-Eleven / Cricket Dallas, TX Retail Multi-tenant 100.0% 4,685 0.4% Total Portfolio 2,277,993 100.0%

Page: 18 Illustrative End Notes references utilized in this presentation There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of April 28, 2020 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ending April 28, 2020; (ii) excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation; plus (iii) annual revenue from billboard leases. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of April 28, 2020. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Dividends are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the national rating agencies and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the likelihood of achieving the potential net operating cash flow. There can be no assurances regarding the amount of our total investments or the timing of such investments. SOCIAL GATHERING EXPOSURE PERCENT OF ABR

2020 VISION Q1 2020 INVESTOR PRESENTATION For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address noted, or at www.ctlc.com Contact Us Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 info@ctlc.com www.ctlc.com